UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT




     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): January 9, 2002




                        PIONEER NATURAL RESOURCES COMPANY
                       -----------------------------------
             (Exact name of Registrant as specified in its charter)



           DELAWARE                    1-13245                75-2702753
-------------------------------      -------------      ----------------------
(State or other jurisdiction of       Commission           (I.R.S. Employer
incorporation or organization)        File Number       Identification Number)



5205 N. O'CONNOR BLVD., SUITE 1400, IRVING, TEXAS                75039
-------------------------------------------------             -----------
   (Address of principal executive offices)                    (Zip code)



       Registrant's Telephone Number, including area code : (972) 444-9001



                                 Not applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)



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                        PIONEER NATURAL RESOURCES COMPANY

                                TABLE OF CONTENTS


                                                                      Page

Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits:

         (c)  Exhibits............................................      3

Item 9.  Regulation FD Disclosure.................................      3

Signatures........................................................      5

Exhibit Index.....................................................      6

                        PIONEER NATURAL RESOURCES COMPANY


ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

       (c)  Exhibits

            99.1   Press Release dated January 9, 2002

ITEM 9.      REGULATION FD DISCLOSURE

       The information in this document includes forward-looking statements that are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements, and the business prospects of Pioneer Natural Resources Company (the "Company"), are subject to a number of risks and uncertainties which may cause the Company's actual results in future periods to differ materially from the forward-looking statements. These risks and uncertainties include, among other things, volatility of oil and gas prices, product supply and demand, competition, government regulation or action, litigation, the costs and results of drilling and operations, the Company's ability to replace reserves or implement its business plans, access to and cost of capital, uncertainties about estimates of reserves, quality of technical data, and environmental risks. These and other risks are described in the Company's 2000 Annual Report on Form 10-K and Quarterly Reports on Form 10-Q that are available from the Company or the Securities and Exchange Commission.

       Within this Current Report on Form 8-K, the following oil and gas terms have specific meanings: "Bbl" means a standard barrel of 42 United States gallons; "MMBtu" means one million British thermal units and is an energy equivalent measure of natural gas; "Mcf" means one thousand cubic feet and is a measure of natural gas volume; and, "NYMEX" means The New York Mercantile Exchange.

       On January 9, 2002, the Company issued a news release updating its fourth quarter 2001 outlook based on current expectations and partial quarter actual results, outlined recent developments in Argentina and other areas of operation, and provided information on the status of its hedging program. The news release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

       The following table summarizes, as of January 9, 2002, the Company's (i) open oil hedge positions, (ii) open gas hedge positions and (iii) deferred gains and losses on terminated commodity hedges. Deferred gains and losses on terminated commodity hedges will be recognized as increases or decreases to oil and gas revenues during the periods in which the hedges were originally scheduled to mature.

                                    PIONEER NATURAL RESOURCES COMPANY
                                SUPPLEMENTAL COMMODITY HEDGE INFORMATION
                                         AS OF JANUARY 9, 2002

                                        Open Oil Hedge Positions


                                                  2002                             2003
                          ----------------------------------------------------   --------
                                                                                 First &
                           First      Second      Third     Fourth                Second
                          Quarter     Quarter    Quarter    Quarter     Year     Quarters
                          --------   --------   --------   --------   --------   --------
Daily oil production:
  Swaps:
  Volume (Bbl)..........    17,000      8,000     12,000      9,000     11,479      6,000
  NYMEX price...........  $  27.41   $  26.35   $  23.69   $  23.16   $  25.40   $  24.02

  Collars:
  Volume (Bbl)..........     6,000      6,000        -          -        2,975        -
  NYMEX price:
     Ceiling............  $  28.61   $  28.61                         $  28.61
     Floor..............  $  25.00   $  25.00                         $  25.00




                                         Open Gas Hedge Positions

                                                  2002                             2003       2004       2005
                          ----------------------------------------------------   --------   --------   --------

                           First      Second      Third     Fourth
                          Quarter     Quarter    Quarter    Quarter     Year
                          --------   --------   --------   --------   --------
Daily gas production:
  Swaps:
  Volume (Mcf)..........   140,000    140,000    190,000    190,000    165,205    117,500    105,000     50,000
  NYMEX Price* (MMBtu)..  $   4.35   $   4.35   $   4.25   $   4.25   $   4.30   $   3.70   $   3.75   $   3.60

  Collars:
  Volume (Mcf)..........    20,000     20,000     20,000     20,000     20,000        -          -          -
  NYMEX Price* (MMBtu):
     Ceiling............  $   6.00   $   6.00   $   6.00   $   6.00   $   6.00
     Floor..............  $   4.50   $   4.50   $   4.50   $   4.50   $   4.50




                         Deferred Gains (Losses) on Terminated Commodity Hedges

                                                  2002                             2003       2004
                          ----------------------------------------------------   --------   --------

                           First      Second      Third     Fourth
                          Quarter     Quarter    Quarter    Quarter     Year
                          --------   --------   --------   --------   --------

Oil**...................  $    680   $    -     $    -     $    -     $   680    $    -     $   -
Gas**...................   (11,390)   (11,516)   (11,643)   (11,643)   (46,192)    49,014     30,791
                           -------    -------    -------    -------    -------    -------    -------

                          $(10,710)  $(11,516)  $(11,643)  $(11,643)  $(45,512)  $ 49,014   $ 30,791
                           =======    =======    =======    =======   ========    =======    =======


*    Approximate, based on historical differentials to index prices.
** Cash has been paid on deferred hedge losses and received on deferred hedge gains except for the following: (i) a $680 thousand receivable for the 2002 oil hedge gains, (ii) a $30.3 million payable for certain 2002 gas hedge losses and (iii) a $1.3 million receivable for certain of the 2003 gas hedge gains.

                        PIONEER NATURAL RESOURCES COMPANY

                               S I G N A T U R E S

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              PIONEER NATURAL RESOURCES COMPANY




Date:   January 9, 2002       By:     /s/ RICH DEALY
                                    ------------------------------------------
                                    Rich Dealy
                                    Vice President and Chief Accounting Officer

                        PIONEER NATURAL RESOURCES COMPANY

                                  EXHIBIT INDEX


Exhibit No.             Description
-----------             -----------

   99.1*                Press Release dated January 9, 2001


-------------
* filed herewith

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